                                                                    Exhibit 10.5

                               CEPTOR CORPORATION

                                 FOUNDERS' PLAN

                           (Adopted December 9, 2004)

                                    ARTICLE I
                                     GENERAL

     1.1 OBJECTIVES AND PURPOSES OF THE PLAN

         The purpose of the Ceptor  Corporation  (the "Company")  Founders' Plan
(the "Plan") is to:

         (a)  Encourage   individual   effort  and  group  teamwork  toward  the
accomplishment of the Company's goals;

         (b)  Reward  outstanding  executive  and  managerial   performance  and
contributions from directors, officers, consultants,  advisors, and employees to the Company;

         (c) Provide total  compensation which is competitive with the companies comprising the industries with which the Company competes and takes into account the  Company's  strategic  goals and size and which is  sufficient to ensure the
Company's  ability to attract,  retain and  motivate  executives,  managers  and others; and

         (d) Focus the attention of  participants  on Company goals and on other performance indicators which may also be used in connection with the Plan.

     1.2 ADMINISTRATION

         (a) The Plan shall be  administered  by the Board of  Directors or by a
Committee of the Board of Directors of the Company (the "Committee") which shall consist of two or more directors. Each member shall be a "Non-employee director"
as that term is defined by Rule 16b-3(b)(3) (or any successor rule)  promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director"
as that term is referred to in Section  162(m)(4)(C)(i)  of the Internal Revenue
Code of 1986,  as  amended,  and  regulations  promulgated  thereunder  (and any successor  section  or  regulation).  The  members  of the  Committee  shall  be appointed by the Board of Directors,  and any vacancy on the Committee  shall be filled by the Board. The Committee shall select a Chairman from their number and designate a Secretary,  who need not be a member of the Committee and who may be a participant  under the Plan.  The Committee  described  herein may be the same
Committee  which  administers  the Company's 2004 Incentive  Stock Plan,  unless otherwise determined by the Board.

         (b) The Secretary of the  Committee  shall keep minutes of its meetings and of any actions  taken by it without a meeting.  A majority of the  Committee shall  constitute  a quorum  and all acts of the  majority  shall be acts of the
Committee.  Any action  that may be taken at a meeting of the  Committee  may be taken  without a meeting if a consent or consents in writing  setting  forth the action  taken  shall be  signed  by all of the  members  of the  Committee.  The
Committee  shall  meet at  such  time  and  place  as the  Chairman  or,  in the
Chairman's  absence,  any  member  may  designate.   The  Committee  shall  make
appropriate reports to the Board concerning the operations of the Plan.

         (c) The  Committee  shall have full power to construe and interpret the
Plan;  to  determine  (subject to Article II) the persons who shall  participate under the Plan and the amount of their  target and actual  awards;  to establish performance  measures,  goals and  formulas  in addition  to the  provisions  of
Article III below; to review Company and individual participant  performance and make  determinations  on the  extent  to which  (i) such  performance  meets the
Committee's  established standards,  (ii) awards are payable, (iii) acceleration of vesting or adjustment to target or actual award  conditions  are  appropriate either on an individual participant or plan-wide basis, and to determine any and all  questions  arising  under  the  Plan.  All  determinations,  constructions, interpretations,  rules and  regulations  made pursuant to this Section shall be recorded by the Committee in its minutes,  and shall be  conclusive  and binding upon the Company and all participants.

     1.3 MAXIMUM NUMBER OF SHARES

         The maximum number of shares of the Company's  common stock that may be issued for all purposes under this Plan shall be 1,400,000.

                                   ARTICLE II
                             ELIGIBILITY FOR AWARDS

     2.1 GENERAL ELIGIBILITY

         The Committee,  after consulting with  management,  shall determine and announce  the persons who shall be  eligible  for awards  under the Plan and the amount of such  awards.  Eligibility  shall be limited to  directors,  officers, consultants,  advisors,  and  employees  of the  Company  (and  their  designees reasonably  acceptable  to the  Committee)  who have made or  expected to make a meaningful distribution towards the accomplishment of the Company's goals.

     2.2 OTHER ANNUAL INCENTIVE PLANS OR ARRANGEMENTS

         The  existence of the Plan shall not  preclude  the  operation of other incentive plans or arrangements in the Company and/or its subsidiaries.

     2.3 ELIGIBILITY

         (a) In addition to those  employees who may be eligible to  participate in the Plan pursuant to Section 2.1, the following incumbent  participants shall receive awards under the Plan (provided each such  individual is employed by the
Company at the time of award):

NAME                               POSITION
----                               --------

William H. Pursley                 CEO and Chairman of the Board of Directors        576,000

Norman W. Barton, M.D., Ph.D.      EVP, Chief Medical Officer                        210,000

Alfred Stracher, Ph.D.             SVP, Chief Scientific Officer                     105,000

Leo Kesner, Ph.D.                  VP, Research                                      105,000

Donald W. Fallon                   SVP, Finance & Administration, CFO                 96,000

Leslie de Vos, RN, MSN             VP, Project Management & Clinical Operations       46,400

Theresa Michele, M.D.              VP, Clinical Research                              46,400

Francis Zbikowski                  VP, Business & Commercial Development              46,400

Mary Brinker                                                                           6,400

Tomoka Davidsen                                                                        6,400

Harbor Trust                                                                         156,000
                                                                                     -------
                                                                                   1,400,000

         Such  awards  shall  be in the  form  of  non-qualified  stock  options
("Options") to acquire shares of the Company's  Common Stock, par value $0.00001 per share  ("Common  Stock") and shall have an  exercise  price equal to the par value per share of Common  Stock.  All awards of Options under the Plan shall be fully vested upon  issuance and may be exercised  only for shares of  Restricted
Stock in the Company  containing  such  restrictions  as the Company in its sole discretion shall  determine,  and such Restricted Stock shall, as a condition of awards  hereunder  and the  issuance  of the  Option and the  Restricted  Stock, continue to be subject to identical restrictions set forth in Section 2.3(d)-(i)
hereof (and any other restrictions imposed by the Committee),  and be subject in all respects to a Buy-Sell Agreement with the Company in the form established by the Company for such purpose.  By accepting such award, each participant  agrees to such terms and conditions and to be bound by such agreements and the terms of this Plan.

         (b) A change or changes in the  positions  held by each such  incumbent officer shall not affect the right to participate in the Plan.

         (c) The number of shares  ("Number")  designated for issuance under the
Plan and individually to Plan participants  under paragraph 2.3(a) hereof may be revised by the Committee  without  consent of any recipient of any award or Plan participant in the event that the pre-money  value per share of the Company that is determined in connection with the Company's next round of financing, or price per share of Common Stock indicated thereby,  ("Qualified  Financing") is higher or lower than the Assumed  Company  Value.  For the  purposes  hereof,  "Assumed
Company Value" shall mean $16 million based upon 3.2 million issued shares, at a value of $5.00 per share, post-split.

         (d) Each  eligible  participant  under the Plan,  by  acceptance of any award under the Plan, irrevocably constitutes and appoints the Committee and the
Secretary  of  the  Company  (or  such  other  Person  as is  designated  by the
Committee) with full power of substitution its true and lawful attorney,  in his name, place and stead, to make, execute, sign, acknowledge, record and file with respect to the Company:  (i) any  certificate or other  instrument  which may be required to be filed by the  Company  under the laws of the State of Florida and any other  jurisdiction  whose laws may be applicable  which the Committee shall deem  advisable to file to effectuate  the intent and purposes of this Paragraph
2.3; (ii) any and all amendments of the  instruments  described in the preceding sentence,  provided such  amendments are either  required by law to be filed, or are consistent  with this intent and purposes of this Paragraph 2.3 or have been duly  authorized by the Committee;  (iii) any  certificate  or other  instrument which may be deemed  necessary or desirable to effect the revision to the Number or the  portion  of the  Number of shares of the  Company  issued or for which a participant  under the Plan is or may become eligible for in accordance with the terms hereof; and (iv) to indicate in the stock transfer records and other books and records of the Company,  and of any transfer agent of the Company,  that the
Committee has taken such action.

         (e) The grant of authority  under this  Paragraph 2.3 is: (i) a special power of attorney,  coupled with an interest,  is irrevocable  and shall survive the death or legal capacity of each Plan  participant  granting the power;  (ii)
exercisable  by the  Committee  (or the holder of such  power) on behalf of each participant by a facsimile  signature or by listing all of the Plan participants so executing any instrument with a single signature as attorney-in-fact  for all of them; and (iii) shall survive the delivery of any transfer or assignment by a
Plan participant of the whole or any portion of its interest,  except that where the assignee  thereof has been approved by the Committee,  the Power of Attorney shall survive the delivery of such  assignment  for the sole purpose of enabling the  Committee  to execute,  acknowledge  and file any  instrument  necessary to effect such substitution, in each case, without any further action or consent of the participant.  In the event of any exercise of this power of attorney, prompt notice  shall be given the  participant(s)  effected  by such  action,  but such notice shall not be required for the effectiveness of such action.

         (f) The  Committee  may place  such  restrictions  on the shares of the
Company's common stock awarded to a Plan participant hereunder as the Committee,
in  its  absolute  discretion,   determines.   In  the  absence  of  a  specific
determination by the Committee,  any shares of the Company's common stock issued under the Plan shall be "restricted shares" which may not be sold,  transferred, assigned,  including  by  court  order  operation  of law,  equitable  or  other
distribution  after  divorce  or  separation,   settlement,   exchange,  waiver,
abandonment,  gift,  alienation,  bequest  or  disposal,  and may not be pledged without the  consent of the  Committee  which  shall vest and such  restrictions shall lapse,  upon the filing of an IND application  with the United States Food and Drug  Administration  (FDA) for a Phase III clinical trial for the Company's

"Myodor"  technology,  provided such date is not less than six months  following the date of award.  In the event a participant  that is an employee ceases to be an employee of the Company  prior to the date at which the  restrictions  lapse, all options and shares of  Restricted  Stock held by such person shall revert to the Company or, at his sole election, to William Pursley or his designee. In the event of a Change in Control all  restrictions  theretofore  established  by the
Committee in respect of shares of the  Company's  common stock (other than those relating  to  federal  and  state  securities  laws) or under  this  Plan  shall immediately lapse.

         (g) For  purposes  of this  Article II,  "Change in Control"  means and shall be deemed to have occurred if:

              (i) the direct or indirect  acquisition,  whether by sale, merger, consolidation,  or purchase,  of assets or stock, by any person,  corporation or other entity or group thereof, of the beneficial ownership (as that term is used in Section 13(d)(1) of the Securities Exchange Act of 1934, as amended,  and the rules and regulations  promulgated thereunder) of shares of voting securities of the Company which,  when added to any other shares the  beneficial  ownership of which is held by the acquirer,  shall result in the acquirer's  having more than
50% of the votes that are entitled to be cast at meetings of stockholders of the
Company as to matters on which all  outstanding  shares are entitled to be voted as a single class; provided, however, that such acquisition shall not constitute a Change in Control  for  purposes of this Plan if prior to such  acquisition  a resolution  declaring  that the  acquisition  shall not  constitute  a Change in
Control  is adopted  by the Board  with the  support of a majority  of the Board members who either were members of the Board for at least two years prior to the date of the vote on such  resolution or were nominated for election to the Board by at least two-thirds of the directors then still in office who were members of the Board at least two years  prior to the date of the vote on such  resolution;
and provided further that neither the Company, nor any person who as of December
9, 2004 was a  director  or  officer of the  Company,  nor any  trustee or other fiduciary holding securities under an employee benefit plan of the Company,  nor any  corporation  owned,  directly or  indirectly,  by the  stockholders  of the
Company in  substantially  the same  proportions as their ownership of shares of the Company shall be deemed to be an "acquirer" for purposes of this Article II;
or

              (ii) the individuals  who, as of December 9, 2004,  constitute the
Board or who  thereafter  are  elected  to the  Board  and  whose  election,  or nomination  for  election,  to the  Board  was  approved  by a vote of at  least two-thirds (2/3) of the directors then still in office who either were directors as of  December  9,  2004 or whose  election  or  nomination  for  election  was previously so approved  (the  "Continuing  Directors"),  cease for any reason to constitute a majority of the members of the Board; or

              (iii)  the   stockholders   of  the  Company   approve  a  merger,
consolidation,  recapitalization  or  reorganization  of the Company,  a reverse stock  split of  outstanding  voting  securities,  or  consummation  of any such transaction  if  shareholder  approval  is not  obtained,  other  than  any such transaction  which  would  result  in at least  75% of the  total  voting  power represented  by the  voting  securities  of  the  surviving  entity  outstanding immediately after such transaction being  Beneficially  Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction,  with the voting power of each such continuing  holder relative to other such continuing  holders not substantially  altered in the transaction;
or

              (iv) the  stockholders  of the Company  approve a plan of complete liquidation  of the Company or an agreement for the sale or  disposition  by the
Company of all or substantially all of the Company's assets;

provided, however, that an event or transaction that would otherwise be deemed a
Change in Control  shall not be deemed a Change in Control if the Board adopts a resolution approved by a vote of at least two-thirds (2/3) of the directors then still in office who are Continuing  Directors,  not later than 60 days after the
Company  receives  notice of the event or  transaction  constituting a Change in
Control  under  (i)  above and not  later  than the  occurrence  of the event or transaction  constituting  a  Change  in  Control  under  (iii)  or (iv)  above, determining  that such event or  transaction  should not  constitute a Change in
Control for purposes of the Plan.

         For  purposes  of this  Section 3,  "Beneficial  Owner,"  "Beneficially
Owns," and "Beneficial Ownership" shall have the meanings ascribed to such terms for  purposes  of  Section  13(d) of the  Securities  Exchange  Act of 1934,  as
amended, and the rules and regulations promulgated thereunder.

         (h)  Notwithstanding  anything to the contrary  contained  herein,  all certificates  for shares of the Company's  Common Stock delivered under the Plan pursuant  to any award shall be subject to such  stop-transfer  orders and other restrictions  as the  Committee  may  deem  advisable  under  federal  or  state securities laws, rules and regulations thereunder, and the rules of any national securities  exchange  or  automated  quotation  system on which such  shares are listed or quoted.  Shares of the Company's  Common Stock subject to restrictions may not be sold, assigned, transferred,  pledged or otherwise encumbered, except as  hereinafter  provided,  during  the  restriction  period.  Except  for  such restrictions on transfer, the participant, as owner of such shares of restricted stock,  shall have all the rights of a holder of such restricted stock including the right to vote such shares,  provided,  however,  such  restricted  stock may contain  limitations  on the  right to vote  restricted  stock  or the  right to receive  dividends  thereon and restrictions  that may lapse  separately,  or in combination at such times, under such  circumstances,  in such installments,  or otherwise,  as the Committee shall determine at the time of grant or thereafter.
The  Company  shall  cause  a  legend  or  legends  to be  placed  on  any  such certificates  to make  appropriate  reference to such  restrictions or any other restrictions that may be applicable to such shares, including under the terms of the Plan.  In  addition,  during any period in which such  shares are subject to restrictions  under the  terms of the Plan or during  any  period  during  which delivery or receipt of such shares has been  deferred by the Committee or a Plan participant,  the  Committee  may  require  the  Participant  to  enter  into an agreement  providing  that  certificates  representing  such shares  issuable or issued pursuant to an award shall remain in the physical  custody of the Company or such other person as the Committee may  designate.  At the  expiration of any such restricted  period, the Company shall redeliver to the participant (or such participant's legal or designated  beneficiary) the shares deposited pursuant to
Section 3.2.

                                  ARTICLE III
                            TIMING AND FORM OF AWARDS

     3.1 TIMING OF PAYMENT

         (a) Awards may be paid as soon as practicable  after  determination  by the Committee, or otherwise deferred in accordance with Section 3.1(b).

         (b) The Committee may also in its sole  discretion  establish terms and conditions  under  which a  participant  may  elect to defer the  payment  of an incentive  award in whole or in part to a period  following  retirement or other termination  of  employment,  provided that any election by an employee to defer payment  shall be  irrevocably  made by the  participant  at such time  prior to
December 31 of the year preceding the Plan Year for which such  incentive  award shall be made (or such other appropriate time for a deferral election as is then appropriate  under  applicable law) as the Committee  shall determine  (provided that if the  determination  of eligibility is made  subsequent to December 31, a participant  must make such election within ten days of being notified he or she is eligible to participate).

     3.2 CUSTODY

         All shares of Restricted Stock and  certificates  therefor issued under the Plan shall remain in the custody of the Secretary of the Company, subject to adjustment and replacement as provided in Section  2.3(c)-(e)  hereof unless and until the Committee directs delivery to the Plan  participants,  individually or collectively, or until expiration of the restrictions thereon.

                                   ARTICLE IV
          DISTRIBUTION OR TRANSFER - WITHHOLDING OF TAX - MISCELLANEOUS

     4.1 LIMITATION ON DISTRIBUTION OR TRANSFER OF AWARDS.

         Unless otherwise  determined by the Committee,  no right or interest of any  participant in any awards under the Plan shall be pledged,  encumbered,  or hypothecated  to or in favor of any party  other than the  Company,  or shall be subject to any lien,  obligation,  or liability of such participant to any party other than the Company.  Unless otherwise determined by the Committee,  no award shall be assignable or transferable  by a participant  otherwise than by will or the laws of descent and distribution and pursuant to a domestic  relations order as defined by the Internal  Revenue Code of 1986, as amended,  or Title I of the
Employee Retirement Income Security Act of 1974, as amended.

     4.2 NO RIGHT TO EMPLOYMENT

         Nothing contained in the Plan or any participant's participation in the
Plan shall  confer,  and no grant of an award shall be construed as  conferring, upon any  participant,  any right to continue in the employ of the Company or to interfere  in  any  way  with  the  right  of  the  Company  to  terminate  such participant's  employment at any time or increase or decrease such participant's compensation.

     4.3 GOVERNING LAW

         The  validity,  construction,  and effect of the Plan and any rules and regulations  relating to the Plan shall be  determined  in  accordance  with the internal  laws of the State of Florida,  without  giving effect to principles of conflicts of laws, and applicable federal law.

     4.4 WITHHOLDING OF TAXES

         The Company shall have the right to deduct from any incentive  award or other  amount  to be paid  pursuant  to this  Plan,  or to  otherwise  require a participant to pay prior to any such payment, all Federal,  State or local taxes required by law to be withheld in respect of such payment.

     4.5 GENERAL RESTRICTIONS

         Each award of shares of the Company's common stock under the Plan shall be subject to the condition  that, if at any time the Committee  shall determine that (i) the  listing,  registration  or  qualification  of the Shares  upon any securities  exchange  or under any state or  federal  law,  (ii) the  consent or approval of any  government  or  regulatory  body or (iii) an  agreement  by the
Participant  with respect  thereto,  is necessary or desirable,  then such award
shall  not  be  consummated,   in  whole  or  in  part,   unless  such  listing,
registration,  qualification,  consent,  approval or  agreement  shall have been effected or obtained free of any conditions not acceptable to the Committee.

     4.6 HOLDBACK

         If the Company files a  registration  statement in  connection  with an underwritten  public  offering,  or  otherwise  determines  it to be in the best interest of the  Company,  a holder of  Restricted  Stock  issued under the Plan shall not effect any sale or distribution of any shares (except pursuant to such registration  statement) of the capital stock of the Company,  whether now owned or hereafter  acquired  during a reasonable  and  customary  period of time,  as agreed to by the Company and the  underwriters  or otherwise  determined  by the
Company,  not to exceed 180 days, following the effective date of a registration statement  filed under the Securities Act in connection with any public offering or sales of the  Company  (or its  stockholders)  pursuant  to any  registration statement  and,  not to  exceed  90  days,  following  the  effective  date of a registration  statement  filed under the Securities  Act in connection  with the next two subsequent  registered offerings of the Company (other than pursuant to form S-8  registering  employee  securities).  In order to enforce the foregoing covenant, the Company may impose stop-transfer  instruction with respect to each holder until the end of such reasonable and customary period.

                                   ARTICLE V
               EFFECTIVE DATE, AMENDMENT, AND TERMINATION OF PLAN

     5.1 EFFECTIVE DATE

         The Plan shall become effective as of December 9, 2004.

     5.2 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

         The Board of Directors of the Company or the  Committee  may suspend or terminate the Plan or any portion thereof at any time and may amend,  subject to obtaining  requisite  stockholder  approval  for those  amendments  required  to preserve the tax  deductibility  of compensation in excess of $1 million paid to executives  of the  Company  or the  compliance  by the  Plan  and  transactions occurring  under the Plan with Rule 16b-3 under the  Securities  Exchange Act of
1934 or as may  otherwise be required by law, the Plan from time to time in such respects as the Board of Directors or the  Committee  may deem  advisable and in the best interest of the Company.

     5.3 RESTRICTIONS UNDER RULE 16B-3

         Unless a  participant  is not subject to  short-swing  liability  under
Section 16(b) of the  Securities  Exchange Act of 1934 in respect of the sale or other  transfer of shares of common stock of the Company  issued under the Plan, such shares of common  stock shall be held for at least six months from the date of grant.

     5.4 COMPLIANCE WITH RULE 16B-3

         It is the intent of the Company  that this Plan comply in all  respects with Rule 16b-3  under the  Securities  Exchange  Act of 1934 (or any  successor rule) in connection with any Award granted to a person who is subject to Section
16 of the Securities  Exchange Act of 1934.  Accordingly,  any provision of this
Plan that does not comply with the  requirements of Rule 16b-3 (or any successor rule) as then applicable to any such person shall be construed or deemed amended to the  extent  necessary  to  conform to such  requirements,  except  that such automatic  amendment shall not apply to any other participant who is not (at the time of such application)  subject to Section 16 of the Securities  Exchange Act of 1934.

                                             CEPTOR CORPORATION
                                             December 9, 2004